UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

Infinium Labs, Inc.

(Exact name of registrant as specified in its charter)

          Delaware                       000-50535               65-1048794

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(State or other jurisdiction     (Commission File Number)      (IRS Employer

     of incorporation)                                       Identification No.)

2033 Main Street, Suite 309, Sarasota, Florida 34237

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (941) 917-0788

Copies to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

1065 Avenue of the Americas

New York, New York 10018

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 22, 2004, we entered into a Bridge Loan Agreement with Hazinu Ltd. (the “Lender”) pursuant to which the Lender agreed to lend a principal amount of $300,000 to us in exchange for (i) a 10% secured promissory note, (ii) 500,000 shares of our common stock multiplied by the Lender’s allocable share, which is defined as a fraction, of which the numerator is the Lender’s loan amount and the denominator is the aggregate loan amount, and (iii) warrants to purchase 1.666667 shares of our common stock for each $1 of the loan amount.  The aforementioned securities were issued to the Lender by us pursuant to Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the “Act”), and/or Section 4(2) of the Act.

The secured note bears interest at 10% per annum and matures on the earliest occurrence of the following:

*

December 31, 2004;

*

The date on which we consummate a financing or funding transaction for the Target Funding Amount, whether or not such transaction is effected in connection with the current or future issuance of securities.  The Target Funding Amount means the gross proceeds, which when added to the gross proceeds of any other financing equals or exceeds $100,000; provided that if such gross proceeds, when added to other gross proceeds, is less than the outstanding principal and accrued interest on the secured note, the maturity date shall only apply to the aggregate of such gross proceeds less amounts, if any, previously applied in the payment of the secured note; or

*

The second trading day following the date on which we file a registration statement with the SEC for the sale of shares of our common stock.

The full principal amount of the secured note is due upon a default under the terms of secured note. In addition, our obligation to repay the secured note is guaranteed by Timothy M. Roberts  (the “Pledgor”) pursuant to a Security Interest and Pledge Agreement dated as of October 22, 2004.  The Pledgor agreed to pledge certain shares of our common stock, as to which the Pledgor is the registered and beneficial owner, as security for the performance of our obligations to the Lender pursuant to the secured note.  The Pledgor agreed to deliver and transfer possession of the stock certificates representing the pledged shares to an agent, who will perfect the security interest in favor of the Lender.

The Lender shall have piggy-back registration rights with respect to the shares of common stock and shares of common stock issuable upon exercise of the warrants.  If we participate in the registration of any shares of our common stock (other than on Form S-8 or on Form S-4), we are obligated to give the Lender written notice thereof and the Lender shall have the right, exercisable within 10 trading days after receipt of such notice, to demand inclusion of all or a portion of the Lender’s holdings of our common stock in such registration statement.  If the Lender exercises such election, the common stock so designated shall be included in the registration statement at no cost or expense to the Lender.

The warrants are exercisable until five years from the date of issuance at a purchase price of $0.50 per share. The exercise price of the warrants will be adjusted in the event of any stock split or reverse stock split, stock dividend, reclassification of common stock, recapitalization, merger or consolidation.  In addition, the exercise price of the warrants will be adjusted in the event that we spin off or otherwise divest ourselves of a material part of our business or operations or dispose all or a portion of our assets.

Upon the occurrence of said events described in the preceding paragraph, the exercise price of the warrants will be adjusted accordingly. If an adjustment is required, the Lender shall be entitled to purchase such number of shares of our common stock as will cause (i)(x) the total number of shares of common stock the Lender is entitled to purchase pursuant to the warrant following such adjustment, multiplied by (y) the adjusted exercise price per share, to equal the result of (ii)(x) the dollar amount of the total number of shares of our common stock the Lender is entitled to purchase before adjustment, multiplied by (y) the total exercise price before adjustment.  For example, if 10,000 shares remain under the warrant at the original stated exercise price of $0.50, the total exercise price is (i) 10,000 multiplied by (ii) $0.50, or $5,000.  We exercise a 2 for 1 stock split and accordingly, the exercise price is adjusted to $0.25.  The number of shares covered by the warrant is adjusted to 20,000 because (applying clause (x)) (i) 20,000 x (ii) $0.25 = $5,000.

On October 27, 2004, we entered into a Bridge Loan Agreement with JM Investors, LLC, Fenmore Holdings, LLC, Viscount Investments Ltd. and Congregation Mishkan Sholom (the “Lenders”) pursuant to which the Lenders agreed to lend a principal amount of $300,000 to us in exchange for (i) a 10% secured promissory note, (ii) 500,000 shares of our common stock multiplied by the Lenders’ allocable share, which is defined as a fraction, of which the numerator is the Lenders’ loan amount and the denominator is the aggregate loan amount, and (iii) warrants to purchase 1.666667 shares of our common stock for each $1 of the loan amount.  The aforementioned securities were issued to the Lenders by us pursuant to Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the “Act”), and/or Section 4(2) of the Act.

The terms of the secured notes and warrants are the same as the terms in the October 22, 2004 financing, as described above.  In addition, our obligations pursuant to the secured notes are guaranteed by Timothy M. Roberts (the “Pledgor”) pursuant to a Security Interest and Pledge Agreement dated as of October 27, 2004.  The terms of the Security Interest and Pledge Agreement are the same as the terms in the October 22, 2004 Security Interest and Pledge Agreement.  We are subject to the same registration rights as the October 22, 2004 financing, as described above.

Item 2.03 Creation of a Direct Financial Obligation.

See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial statements of business acquired.

Not applicable.

(b)

Pro forma financial information.

Not applicable.

(c)

Exhibits.

Exhibit Number	Description
4.1	Bridge Loan Agreement, dated October 22, 2004, by and among Infinium Labs, Inc. and Hazinu Ltd.
4.2	Bridge Note to be issued to Hazinu Ltd., dated as of October 22, 2004.
4.3	Common Stock Purchase Warrant to be issued to Hazinu Ltd., dated as of October 22, 2004.
4.4	Security Interest and Pledge Agreement, dated October 22, 2004, by and among Infinium Labs, Inc., Timothy M. Roberts and Krieger & Prager, LLP.
4.5	Bridge Loan Agreement, dated October 27, 2004, by and among Infinium Labs, Inc., JM Investors, LLC, Fenmore Holdings, LLC, Viscount Investments Ltd. and Congregation Mishkan Sholom
4.6	Form of Bridge Note to be issued to JM Investors, LLC, Fenmore Holdings, LLC, Viscount Investments Ltd. and Congregation Mishkan Sholom
4.7	Form of Common Stock Purchase Warrant to be issued to JM Investors, LLC, Fenmore Holdings, LLC, Viscount Investments Ltd. and Congregation Mishkan Sholom
4.8	Security Interest and Pledge Agreement, dated October 27, 2004, by and among Infinium Labs, Inc., Timothy M. Roberts and Krieger & Prager, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infinium Labs, Inc.

Date: October 27, 2004

 /s/ Kevin Bachus

Kevin Bachus

President